UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2020

Central Index Key Number of the issuing entity: 0001803858
Wells Fargo Commercial Mortgage Trust 2020-C56
(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001628601
Column Financial, Inc.
Central Index Key Number of the sponsor: 0001592182
LMF Commercial, LLC (f/k/a Rialto Mortgage Finance, LLC)
Central Index Key Number of the sponsor: 0001685185
UBS AG
Central Index Key Number of the sponsor: 0001549574
Barclays Capital Real Estate Inc.
Central Index Key Number of the sponsor: 0001541468
Ladder Capital Finance LLC
Central Index Key Number of the sponsor: 0001624053
Argentic Real Estate Finance LLC
Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-14	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed on June 4, 2020 (the “Form 8-K”), with respect to Wells Fargo Commercial Mortgage Trust 2020-C56. The purpose of this amendment is to add an exhibit (Exhibit UU) that was omitted in the previously filed Exhibit 4.1. Accordingly, Exhibit 4.1 to the Form 8-K is hereby amended and restated in its entirety by the corrected version of the agreement attached hereto as Exhibit 4.1. No other changes have been made to the Form 8-K other than the changes described above.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2020, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.

	By:	/s/ Anthony J. Sfarra
	Name:	Anthony J. Sfarra
	Title:	President

Dated: June 30, 2020

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Exhibit Index

Exhibit No.	Description
4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2020, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

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